Commitments	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments
7.	Commitment

On June 19, 2014, the Company entered into an agreement with a consultant for seeking business and investment opportunities on behalf of the Company. The Company is to compensate the consultant by paying 20% of the amount invested by the Company through the consultant in cash at the closing of any transaction. The agreement may be terminated by either party upon written notice.